UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the   Shareholder Meeting to Be Held on February 20, 2020.  MARINEMAX, INC.  MARINEMAX, INC.   2600 MCCORMICK DRIVE SUITE 200   CLEARWATER, FLORIDA 33759   Meeting Information   Meeting Type: Annual Meeting   For holders as of: December 16, 2019   Date: February 20, 2020 Time: 8:00 a.m., local time   Location: 2600 McCormick Drive    Suite 200   Clearwater, Florida 33759         You are receiving this communication because you hold shares in the company named above.      This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).      We encourage you to access and review all of the important information contained in the proxy materials before voting.   E88057-P30894          See the reverse side of this notice to obtain proxy materials and voting instructions.

E88058-P30894    Before You Vote    How to Access the Proxy Materials        Proxy Materials Available to VIEW or RECEIVE:   NOTICE AND PROXY STATEMENT 10-K WRAP    How to View Online:    Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the   following page) and visit: www.proxyvote .com.   How to Request and Receive a PAPER or E-MAIL Copy:   If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for   requesting a copy. Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com    * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box  marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 6, 2020 to facilitate timely delivery.  How to Vote    Please Choose One of the Following Voting Methods       Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.   Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E88059-P30894    Voting Items    The Board of Directors recommends a vote "for" each director nominee and   "for" the approval of proposals 2, 3 and 4.      1. Election of Directors, each to serve for a three-year term expiring in 2023.      Nominees:      1a. Clint Moore      1b. Evelyn V. Follit      1c. William Brett McGill      1d. Michael H. McLamb      2. To approve (on an advisory basis) our executive compensation ("say-on-pay").      3. To approve an amendment to our 2011 Stock - Based Compensation Plan to increase the number of shares available for issuance under  that plan by 1,000,000 shares.      4. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our Company for  the fiscal year ending September 30, 2020.      And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.      NOTE: THE PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF THE FOUR DIRECTORS  NAMED ABOVE, EACH TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2023, FOR PROPOSALS 2, 3 AND 4 AND AS SAID PROXIES DEEM  ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.   A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof  (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.